UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 26, 2002

                                 NEW CF&I, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         02-20781                 93-1086900
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                                   Identification
                                                                    Number)

1000 S.W. BROADWAY, SUITE 2200, PORTLAND, OREGON                 97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (503) 223-9228

                                    NO CHANGE
          (Former name or former address, if changed since last report)

                                CF&I STEEL, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         02-20779                 93-1103440
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                                  Identification
                                                                   Number)

1000 S.W. BROADWAY, SUITE 2200, PORTLAND, OREGON                  97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (503) 223-9228

                                    NO CHANGE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Exhibits 99.1 and 99.2 contain unaudited transitional note disclosure for each of New CF&I, Inc. and CF&I Steel, L.P., respectively, for the three years in the period ended December 31, 2001. These disclosures supplement the audited financial statements contained in the Annual Report on Form 10-K of each of New CF&I, Inc. and CF&I Steel, L.P. for the year ended December 31, 2001 and reflect the impact of the non-amortization of goodwill as part of the adoption of SFAS 142 in each of the three years ended December 31, 2001. New CF&I, Inc. and CF&I Steel, L.P. adopted SFAS 142 in each of the three years ended December 31, 2001. New CF&I, Inc. and CF&I Steel, L.P. adopted SFAS 142 during the first quarter ended March 31, 2002. The attached unaudited transitional disclosures are incorporated by reference into a preliminary offering circular describing the offer of First Mortgage Notes issued by Oregon Steel Mills, Inc. to qualified institutional buyers in the U.S. under Rule 144A of the Securities Act of 1933 and to non-U.S. persons outside of the U.S. under Regulation S of the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         ( c )  Exhibits.

99.1 Transitional note disclosure of New CF&I, Inc. for the three years ended December 31, 2001.

99.2 Transitional note disclosure of CF&I Steel, L.P.for the three years ended December 31, 2001.



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


                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION
-------                    -----------

99.1 Transitional note disclosure of New CF&I, Inc. for the three years ended December 31, 2001.


99.2 Transitional note disclosure of CF&I Steel, L.P.for the three years ended December 31, 2001.




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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  June 26, 2002


                                                 NEW CF&I, INC.

                                                 BY: /s/ Jeff S. Stewart
                                                     ----------------------
                                                     Jeff S. Stewart
                                                     Corporate Controller





                                                 CF&I STEEL, L.P.

                                                 BY:      NEW CF&I, INC.
                                                          GENERAL PARTNER

                                                 BY:  /s/ Jeff S. Stewart
                                                      ---------------------
                                                     Jeff S. Stewart
                                                     Corporate Controller

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